UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2   Omaha, Nebraska  68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

           (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2012

1-877-413-3228

www.13DActivistFund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

TO SHAREHOLDERS OF THE

13D ACTIVIST FUND

September 30, 2012

September 30, 2012 marks the end of our first fiscal year, although we have only been operating for three quarters. As of the end of the quarter, the Fund’s I shares are up 15.30% for the year (including dividends) and the A shares are up 15.00% for the year (including dividends) versus 16.44% for the S&P500 (including dividends).

The major market condition affecting our portfolio is that M&A activity has continued to be slow through the first three quarters of this year. Shareholder activism is a catalyst based strategy and one of the catalysts for value realization is the sale of a portfolio company, the sale of a division or subsidiary of a portfolio company or the accretive acquisition of a business.  A more robust M&A market would not only lead to more value enhancing catalysts, but would lead to more strategic activism in general, giving us more potential investments to choose from.

There is another unique factor worth mentioning that does not affect the returns of our strategy, but affects our performance relative to our benchmark, the S&P500. We call this the “Apple Effect”. The extraordinary performance of Apple through September 30 has somewhat artificially lifted the S&P500. The S&P500 is a market cap weighted index and Apple is the largest S&P500 component accounting for nearly 5% of the market cap of all 500 companies in the index. So Apple’s performance is going to have a much greater effect on the S&P500 than any of its other constituent companies. Through September 30, Apple was up 65%. Take Apple out of the mix and the S&P500 would be up approximately 14%. Barclays Capital states that Apple is the largest single contribution from one single stock since 1991. This has led one commentator to say: “ . . . the math behind it shows why fund managers who do not hold Apple have almost an impossible time beating their investment benchmarks.” And so, even in this environment, the 13D Activist Fund is very close to outperforming the S&P500. As of the date of writing this letter (November 10, 2012), Apple has gave up some of its gains and we are outperforming the S&P500 by 179 basis points, net of fees and expenses).

As a long term investor, we know we will be experiencing many different markets throughout the years and our strategy will flourish in some markets and struggle to outperform in others. In the long run we expect to generate non-correlated, outsized returns and our experience through this market thus far has only given us more confidence in our investment thesis.

The total return for 13D Activist Fund and the S&P 500 for the period ending September 30, 2012 are listed below:

Past

Past

Since

1 month

3 months

Inception*

13D Activist Fund I

2.04%

6.56%

15.30%

13D Activist Fund A

1.95%

6.48%

15.00%

S&P 500

2.58%

6.35%

17.19%

*    Inception Date for both Share classes is December 28, 2011.

Please remember that past performance may not be indicative and is no guarantee of future results. The Fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  There is neither a front end load nor a deferred sales charge for the 13D Activist Fund I Class Shares. The A Class shares are subject to a maximum front end load of 5.75%. Shares held for less than 30 days of both classes are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses such as the costs of investing in underlying funds), as stated in the fee table in the Fund’s prospectus dated December 7, 2011, is 1.50% for I Class and 1.75% for A Class.  For current performance information, please visit www.13DActivistFund.com or call toll-free 1-877-413-3228.

Historical performance results for investment indices and/or categories have been provided for general comparison purposes only, and generally do not reflect the deduction of transaction and/or custodial charges, the deduction of an investment management fee, nor the impact of taxes, the incurrence of which would have the effect of decreasing historical performance results. It should not be assumed that your account holdings correspond directly to any comparative indices. Past performance may not be indicative of future results and does not reflect the impact of taxes on non-qualified accounts. The data herein is not guaranteed.  You cannot invest directly in an index.

The S&P 500 Index is an unmanaged composite of 500-large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

Before investing, please read the Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks.  Mutual Fund investing involves risk including loss of principal.  Investments in derivative securities may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions.  An investor should also consider the Fund's investment objective, charges, expenses, and risk carefully before investing. This and other information about the Fund is contained in the Fund's prospectus, which can be obtained on the web at www.13DActivistFund.com or by calling 1-877-413-3228. Please read the prospectus carefully before investing. The 13D Activist Fund is distributed by Northern Lights Distributors, LLC, member FINRA www.finra.org

NLD Review Code: 1838-NLD-11/13/2012

13D Activist Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2012

The Fund's performance figures* for the period ending September 30, 2012, compared to its benchmark:

Annualized Average Returns:	Three Months	Six Months	Inception** - September 30, 2012
13D Activist Fund - Class A	6.48%	2.31%	15.00%
13D Activist Fund - Class A w/ load	0.35%	-3.60%	8.39%
13D Activist Fund - Class I	6.56%	2.49%	15.30%
S&P 500 Total Return Index	6.35%	3.42%	17.19%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-413-3228.

** Inception date is December 28, 2011.

Top Holdings By Industry	% of Net Assets
Retail	14.4%
Software	8.6%
Machinery-Diversified	6.7%
Real Estate	6.7%
Food	6.5%
Commercial Services	6.2%
Computers	5.6%
Pharmaceuticals	5.3%
Auto Manufacturers	5.2%
Aerospace/Defense	4.8%
Other, Cash & Cash Equivalents	30.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

13D Activist Fund
PORTFOLIO OF INVESTMENTS
September 30, 2012
Shares		Value

	COMMON STOCK - 94.0%
	AEROSPACE/DEFENSE - 4.8%
1,916	Esterline Technologies Corp. *	$ 107,564
2,201	Rockwell Collins, Inc.	118,062
		225,626
	AUTO MANUFACTURERS - 5.2%
4,688	Navistar International Corp. *	98,870
5,356	Oshkosh Corp. *	146,915
		245,785
	BEVERAGES - 3.7%
3,016	Beam, Inc.	173,541

	COMMERCIAL SERVICES - 6.2%
5,392	Corrections Corp. of America	180,362
2,560	Moody's Corp.	113,075
		293,437
	COMPUTERS - 5.6%
3,087	CACI International, Inc. - Cl. A *	159,876
6,681	Mentor Graphics Corp. *	103,422
		263,298
	FOOD - 6.5%
2,883	Hain Celestial Group, Inc. *	181,629
1,728	Ralcorp Holdings, Inc. *	126,144
		307,773
	INTERNET - 3.8%
5,871	WebMD Health Corp. *	82,370
5,990	Yahoo!, Inc. *	95,690
		178,060
	MACHINERY-DIVERSIFIED - 6.7%
1,168	Flowserve Corp.	149,200
2,729	Gardner Denver, Inc.	164,859
		314,059
	OIL & GAS - 3.1%
7,765	Chesapeake Energy Corp.	146,526

	PHARMACEUTICALS - 5.3%
2,972	Forest Laboratories, Inc. *	105,833
2,603	Valeant Pharmaceuticals International, Inc. *	143,868
		249,701
	REAL ESTATE - 6.7%
5,061	CBRE Group, Inc. - Cl. A *	93,173
3,104	Howard Hughes Corp. (The) *	220,539
		313,712
	REITS - 4.0%
9,597	General Growth Properties, Inc.	186,950

See accompanying notes to financial statements.
13D Activist Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Shares		Value

	RETAIL - 14.4%
2,807	Cracker Barrel Old Country Store, Inc.	$ 188,378
2,075	Family Dollar Stores, Inc.	137,573
6,852	Jack in the Box, Inc. *	192,610
2,522	JC Penney Co., Inc.	61,259
5,417	Regis Corp.	99,564
		679,384
	SEMICONDUCTORS - 3.5%
14,566	Integrated Device Technology, Inc. *	85,648
13,567	PMC - Sierra, Inc. *	76,518
		162,166
	SOFTWARE - 8.6%
3,892	Adobe Systems, Inc. *	126,334
2,833	BMC Software, Inc. *	117,541
4,206	Progress Software Corp. *	89,966
6,667	Take-Two Interactive Software, Inc. *	69,537
		403,378
	TELECOMMUNICATIONS - 2.9%
2,685	Motorola Solutions, Inc.	135,727

	TRANSPORTATION - 3.0%
1,716	Canadian Pacific Railway Ltd.	142,239

	TOTAL COMMON STOCK (Cost - $4,251,507)	4,421,362

	TOTAL INVESTMENTS - 94.0% (Cost - $4,251,507)(a)	$ 4,421,362
	OTHER ASSETS LESS LIABILITIES - 6.0%	282,320
	NET ASSETS - 100.0%	$ 4,703,682

* Non-income producing security.

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $4,274,875 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 347,751
	Unrealized Depreciation:	(201,264)
	Net Unrealized Appreciation:	$ 146,487

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS
Investment securities:
At cost	$ 4,251,507
At value	$ 4,421,362
Cash	820,317
Dividends and interest receivable	1,792
Receivable for Fund shares sold	250
Receivable for securities sold	45,967
TOTAL ASSETS	5,289,688

LIABILITIES
Investment advisory fees payable	4,990
Distribution (12b-1) fees payable	26
Payable for investments purchased	580,990
TOTAL LIABILITIES	586,006
NET ASSETS	$ 4,703,682

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 4,336,193
Accumulated net realized gain from investments	197,634
Net unrealized appreciation of investments	169,855
NET ASSETS	$ 4,703,682

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 139,262
Shares of beneficial interest outstanding	12,107
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a)	$ 11.50
Maximum offering price per share (maximum sales charge of 5.75%)	$ 12.20

Class I Shares:
Net Assets	$ 4,564,420
Shares of beneficial interest outstanding	395,999
Net Asset Value (Net Assets / Shares Outstanding), offering price
and redemption price per share (a)	$ 11.53

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2012 (1)

INVESTMENT INCOME
Dividends (net of $231 foreign taxes withheld)	$ 20,274
TOTAL INVESTMENT INCOME	20,274

EXPENSES
Investment advisory fees	38,063
Distribution (12b-1) fees - Class A	163
TOTAL EXPENSES	38,226
NET INVESTMENT LOSS	(17,952)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	215,586
Net payments by affiliates and net realized loss from trade error (Note 6)	-
Net change in unrealized appreciation of investments	169,855
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	385,441

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 367,489

(1) The 13D Activist Fund commenced operations on December 28, 2011.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Period
	Ended
	September 30, 2012 (1)
FROM OPERATIONS
Net investment loss	$ (17,952)
Net realized gain from investments	215,586
Net payments by affiliates and net realized loss from trade error (Note 6)	-
Net change in unrealized appreciation of investments	169,855
Net increase in net assets resulting from operations	367,489

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	132,553
Class I	4,230,143
Payments for shares redeemed:
Class A	(44)
Class I	(26,461)
Redemption fee proceeds:
Class A	0	(2)
Class I	2
Net increase in net assets from shares of beneficial interest	4,336,193

TOTAL INCREASE IN NET ASSETS	4,703,682

NET ASSETS
Beginning of Period	-
End of Period*	$ 4,703,682
* Includes undistributed net investment income of:	$ -

SHARE ACTIVITY
Shares Sold:
Class A	12,111
Class I	398,490
Shares Redeemed:
Class A	(4)
Class I	(2,491)
Net increase in shares of beneficial interest outstanding	408,106

(1)	The 13D Activist Fund commenced operations on December 28, 2011.
(2) Amount represents less than $1.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A	Class I
	For the Period	For the Period
	Ended	Ended
	September 30, 2012 (1)	September 30, 2012 (1)

Net asset value, beginning of period	$ 10.00	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.08)	(0.06)
Net realized and unrealized gain on investments	1.58	1.59
Total from investment operations	1.50	1.53

Paid-in-Capital from
redemption fees (2)(3)	0.00	0.00

Net asset value, end of period	$ 11.50	$ 11.53

Total return (4)(5)(6)	15.00%	15.30%

Net assets, end of period (000s)	$ 139	$ 4,564

Ratio of expenses to average net assets (7)	1.75%	1.50%

Ratio of net investment loss to average net assets (7)	(0.95)%	(0.70)%

Portfolio Turnover Rate (5)	76%	76%

(1)	The 13D Activist Fund commenced operations on December 28, 2011.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3) Amount represents less than $0.01 per share.
(4)	Total return shown excludes the effect of applicable sales load and redemption fees.
(5) Not annualized.
(6)	There was no effect on total return due to the trade error. (Note 6)
(7) Annualized.

See accompanying notes to financial statements.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1.

ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund's investment objective is capital appreciation.  The Fund currently offers two classes of shares; Class A and Class I shares.  The Fund commenced operations on December 28, 2011.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  There are no sales charges on reinvested distributions.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.

In unusual circumstances, the Fund may value securities at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of September 30, 2012 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 4,421,362	$ -	$ -	$ 4,421,362
Total Investments	$ 4,421,362	$ -	$ -	$ 4,421,362

The Fund did not hold any Level 3 securities during the period.  There were no transfers into or out of Level 1 or Level 2 during the period.  It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for security classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually.  Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

 U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments.   However, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $6,689,042 and $2,653,121, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. 13D Management LLC serves as the Fund’s Investment Adviser (the “Adviser”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, brokerage commissions, taxes, interest, dividend expense on securities sold short, 12b-1 fees, fees and expenses of other investment companies in which the Fund invests, and extraordinary or non-recurring expenses such as litigation.  Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets.  For the period ended September 30, 2012, the Adviser earned advisory fees of $38,063.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC (“GFS”).  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities.  For the period ended September 30, 2012, the Class A shares incurred distribution fees of $163.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.  For the period ended September 30, 2012, the Distributor did not receive any underwriting commissions for sales of the Fund’s Class A shares.

GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended September 30, 2012, the Fund assessed $2 in redemption fees.

6.  PAYMENTS BY AFFILIATES

As a result of a trade error, the Fund experienced a loss of $23, all of which was reimbursed by the Advisor.

7. TAX COMPONENTS OF CAPITAL

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gain	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 220,385	$ 617	$ -	$ -	$ 146,487	$ 367,489

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and adjustments for real estate investment trusts, resulted in reclassification for the period ended September 30, 2012 as follows:

Accumulated Net
Accumulated Net	Realized Gain/(Loss)
Investment Loss	from Investments
$ 17,952	$ (17,952)

8.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of 13D Activist Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of 13D Activist Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of September 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for the period December 28, 2011 (commencement of operations) through September 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 13D Activist Fund as of September 30, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the period December 28, 2011 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 29, 2012

13D Activist Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2012

As a shareholder of 13D Activist Fund, you incur the ongoing costs of management fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in 13D Activist Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the 13D Activist Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period 4/1/12 – 9/30/12*	Fund’s Annualized Expense Ratio
Class A	$1,000.00	$ 1,023.10	$ 8.85	1.75%
Class I	$1,000.00	$ 1,024.90	$ 7.59	1.50%
Hypothetical (5% return before expenses)
Class A	$1,000.00	$ 1,016.25	$ 8.82	1.75%
Class I	$1,000.00	$ 1,017.50	$ 7.57	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2012

Approval of Advisory Agreement –13D Activist Fund *

In connection with a regular meeting held on June 17, 2010, the Board of Trustees,  (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC (the “Adviser”) and the Trust, on behalf of 13D Activist Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board had previously received materials specifically relating to the Advisory Agreement from the Adviser.   A representative of the Adviser presented information regarding the Fund, the Adviser and the Advisory Agreement to the Board; discussed the Adviser’s client base and assets under management; and was available to answer questions from the Trustees.

In their consideration of the proposed Advisory Agreement, the Board did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  A presentation was given by a representative of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  However, the Board, including the Independent Trustees, reviewed data provided by the Adviser regarding the performance of stocks in relation to 13D filing activity.  The Board, including the Independent Trustees, concluded that the Adviser has potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that the Adviser would charge a 1.70% annual advisory fee based on the average net assets of the Fund.  The Trustees , including the Independent Trustees, concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board, including the Independent Trustees, that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

 Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund. The Trustees, including the Independent Trustees, concluded that because of the Fund’s expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure of the Fund is reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-413-3228.

.

9/30/12-Vs 1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER

13D Management LLC

200 East 61 Street, Suite 17C

New York, NY 10065

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $13,500

(b)

Audit-Related Fees

2012 – None

(c)

Tax Fees

2012 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/5/12

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/5/12